UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 25, 2025, the Company held an Annual Meeting of stockholders at which, of the 12,593,873 shares of the Company’s common stock outstanding as of June 5, 2025, the record date for the Annual Meeting, 5,811,956 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 46.1% of the outstanding shares of common stock.

At the Annual Meeting, the Company’s stockholders considered six proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2025. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Proposal No. 1: Election of One Director.  Martin Colombatto was elected at the Annual Meeting as a Class I director to serve a three-year term, or until his successor is duly elected and qualified, based on the follow results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Martin Colombatto	2,574,196	128,881	3,108,879

2.
Proposal No. 2: To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our common stock, par value $0.0001 per share ("Common Stock"), upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal. Proposal No. 2 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,381,629	300,408	21,040	3,108,879

3.
Proposal No. 3: To approve in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal.  Proposal No. 3 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,333,165	359,966	9,946	3,108,879

4.
Proposal No. 4: To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal. Proposal No. 4 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,395,474	297,658	9,945	3,108,879

5.
Proposal No. 5: To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the "Reverse Stock Split"), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion. Proposal No. 5 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,872,119	1,917,561	22,275	1

6.
Proposal No. 6: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. Proposal No. 6 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,956,032	731,461	124,463	0

Item 8.01. Other Events.

Catheter Precision, Inc. (VTAK) (the “Company”) today announced a reverse stock split of its issued and outstanding common stock, par value $0.0001 per share, at a ratio of one (1) share of common stock for every nineteen (19) shares of common stock outstanding, that will become effective as of 12:01 a.m. (Eastern Time) on August 15, 2025 (the “Effective Date”). The Company’s common stock is expected to begin trading on a split-adjusted basis when the market opens on August 15, 2025. At the Company’s Annual Meeting of Stockholders held on July 25, 2025, the Company’s stockholders approved a proposal to authorize a reverse stock split of the Company’s common stock, at a ratio within the range of 1-for-5 to 1-for-19, inclusive. The Company’s board of directors approved a 1-for-19 reverse split ratio, and the Company will file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to effect the reverse stock split effective August 15, 2025. The Company’s common stock will continue to trade on the NYSE American under the stock ticker “VTAK” but will trade under the new CUSIP number 74933X 708.

The reverse stock split is being implemented for the reasons discussed in the Company’s proxy statement for its annual meeting of stockholders held on July 25, 2025, including without limitation, to ensure that the Company continues to meet the minimum bid price requirement for continued listing on the NYSE American, its current exchange.

As a result of the reverse stock split, each nineteen (19) pre-split shares of common stock outstanding will automatically combine into one (1) new share of common stock without any action on the part of the holders, and the number of outstanding common shares will be reduced from approximately 23.3 million shares to approximately 1.2 million shares without taking into account fractional shares. No fractional shares will be issued as a result of the reverse stock split. All fractional shares will be settled in cash. The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity (other than as a result of the settlement in cash of fractional shares).  The Company’s authorized capital stock, consisting of 60 million shares of common stock and 10 million shares of preferred stock, will remain unchanged.

Stockholders who hold their shares in uncertificated form or in brokerage accounts or “street name” are not required to take action to implement the exchange of their shares.

Forward-Looking Statements

Catheter Precision wishes to inform readers that forward-looking statements contained herein are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including, but not limited to, statements regarding the Company’s ability to maintain compliance with NYSE American’s continued listing requirements and the timing of the reverse stock split and related matters, are forward-looking statements. We generally identify forward-looking statements by using words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances). Readers are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, risks and uncertainties related to the reverse stock split having the desired effect, our ability to maintain compliance with NYSE American’s listing requirements, the potential de-listing of our shares on NYSE American, and the possibility that the reverse stock split and related post-split trading could be delayed or indefinitely postponed. For additional risk factors impacting our business, see the risk factors contained in our Form 10-K, as amended, for the year ended December 31, 2024.  Catheter Precision assumes no obligation, except to the extent required by law, to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date:	July 28, 2025	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer